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Exhibit 10.42

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This First Amendment to Amended and Restated Credit Agreement (herein, the "Amendment") is made as of this 14th day of August, 2002, by and among Morton Industrial Group, Inc., a Georgia corporation (the " Borrower"), the Lenders party to the Credit Agreement hereinafter identified and defined, and Harris Trust and Savings Bank, as Agent for the Lenders (in such capacity, the "Agent").

RECITALS

        A.    The Lenders currently extend credit to the Borrower on the terms and conditions set forth in that certain Amended and Restated Credit Agreement dated as of February 25, 2002, by and among the Borrower, the Guarantors, the Lenders, and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

        B.    The Borrower has requested a temporary increase in the amount of the permitted Borrowing Base overadvance, and the Required Lenders are willing to consent to such increase, all on the terms and conditions herein set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS.

        Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

        1.1.    Section 5.1 of the Credit Agreement shall be and hereby is amended by adding a new definition of "First Amendment Effective Date"thereto in its appropriate order in the alphabetical sequence, such definition to read in its entirety as follows:

            "First Amendment Effective Date" means the date upon which the First Amendment to Amended and Restated Credit Agreement by and among the Borrower, the Lenders and the Agent setting forth certain amendments to this Agreement becomes effective pursuant to its terms.

        1.2.    The definition of "Other Asset Value" set forth in Section 5.1 of the Credit Agreement shall be and hereby is amended to read in its entirety as follows:

            "Other Asset Value" means (a) prior to the First Amendment Effective Date, $2,500,000, (b) from the First Amendment Effective Date through and including March 31, 2003, $5,000,000, and (c) on and after April 1, 2003, $2,500,000.

        1.3.    Section 8.31 of the Credit Agreement shall be and hereby is amended by adding the following additional language at the end of the existing text thereof:

    Notwithstanding any restrictions on the scope of engagement of BBK, Ltd. ("BBK") set forth in the preceding provisions of this Section 8.31, and in addition to any other duties performed by them, BBK will be further engaged by the Borrower, at the Borrower's own cost and expense, to (i) review and assist the Borrower in identifying and implementing cost-reduction opportunities at the Borrower and its Subsidiaries, with special attention to the operations, (ii) investigate and analyze sale and refinancing opportunities with respect to operations, and (iii) investigate and analyze refinancing and recapitalization opportunities for the Borrower and its Subsidiaries in general. The Borrower's engagement with BBK will require that BBK produce detailed written monthly reports on the progress of the various aspects of its engagement, the delivery of such reports to commence on September 30, 2002 and to continue on the last day of each month thereafter until the termination of such engagement, with copies of such reports to be delivered to the Agent and the Lenders concurrently with their delivery to the Borrower.

SECTION 2.    CONDITIONS PRECEDENT.

        The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1.    The Borrower, the Agent, and the Required Lenders shall have executed and delivered this Amendment, and the Guarantors shall have executed and delivered their consent to this Amendment in the space provided for that purpose below.

        2.2.    Legal matters incident to this Amendment shall be satisfactory to the Agent and the Lenders and their counsel.

        2.3.    The Borrower shall have paid all fees and expenses of counsel to the Agent with respect to the preparation of this Amendment as well as all prior fees and charges of counsel to the Agent incurred prior to the date hereof which remain outstanding and unpaid.

        2.4.    The Lenders shall have earned, on the effective date hereof, an amendment fee of $300,000 in consideration for the execution and delivery of this Amendment by the Required Lenders, which fee the Borrower hereby agrees to pay to the Agent for the ratable benefit of the Lenders in installments as follows: (i) $50,000 per month commencing on April 10, 2003 and the 10th day of each month thereafter during the term of the Agreement, and (ii) any portion of such $300,000 fee remaining unpaid on the Termination Date shall become due and payable on the Termination Date.

        2.5.    The Borrower and each Lender holding Bank Warrants shall have entered into an amendment extending the expiration date of such Bank Warrants to December 31, 2004.

SECTION 3.    REPRESENTATIONS.

        In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof, and after giving effect to this Amendment, (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except that for purposes of this paragraph the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lenders) and (b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.    RELEASE OF CLAIMS.

        TO INDUCE THE LENDERS AND THE AGENT TO ENTER INTO THIS AMENDMENT, THE BORROWER AND THE GUARANTORS HEREBY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE LENDERS, THE AGENT AND THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, ATTORNEYS, ADVISORS, CONSULTANTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS, AND CAUSES OF ACTION OF ANY KIND (IF THERE ARE ANY), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THEY NOW HAVE OR EVER HAD AGAINST THE LENDERS, THE AGENT AND THE OTHER PARTIES IDENTIFIED ABOVE, OR ANY ONE OR MORE OF THEM INDIVIDUALLY, UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

        SECTION 5.    MISCELLANEOUS.

        5.1.    The Borrower has heretofore executed and delivered to the Agent and the Lenders certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders thereunder, the obligations of the Borrower thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        5.2.    Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        5.3.    The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

        5.4.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

        This First Amendment to Amended and Restated Credit Agreement is entered into by the parties hereto as of the date and year first above written.

MORTON INDUSTRIAL GROUP, INC.
By
Name

Title

Accepted and agreed to.
HARRIS TRUST AND SAVINGS BANK
By
Name

Title

BRANCH BANKING & TRUST CO.
By
Name

Title

U.S. BANK NATIONAL ASSOCIATION f/k/a Firstar Bank, N.A.
By
Name

Title

LASALLE BANK NATIONAL ASSOCIATION
By
Name

Title

NATIONAL CITY BANK
By
Name

Title

GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned hereby acknowledges and agrees that it is a Guarantor under the terms of Section 11 of the Credit Agreement and, as such has executed and delivered certain Collateral Documents pursuant to the Credit Agreement. The undersigned hereby consent to the First Amendment to Amended and Restated Credit Agreement as set forth above and agree to the terms thereof, including, without limitation, Section 4 thereof, and the undersigned hereby confirm that their guaranties and the Collateral Documents executed by them, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. The undersigned acknowledge the Lenders are relying on this acknowledgement and consent in entering into the First Amendment to Amended and Restated Credit Agreement with the Borrower.

MORTON METALCRAFT CO.
By
Name

Title

MORTON METALCRAFT CO. OF NORTH CAROLINA
By
Name

Title

MORTON METALCRAFT CO. OF SOUTH CAROLINA
By
Name

Title

MID CENTRAL PLASTICS, INC.
By
Name

Title

B&W METAL FABRICATORS, INC.
By
Name

Title

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  Exhibit 10.42